                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 NITCHES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  NITCHES, INC.

                              10280 Camino Santa Fe
                           San Diego, California 92121

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 17, 1997


        Notice is hereby given that the annual meeting of the Shareholders of Nitches, Inc. (the "Company") will be held at the Company's offices at 10280 Camino Santa Fe, San Diego, California 92121, at 4:30 p.m. on December 17, 1997 for the following purposes:

        1.     To elect a board of five Directors.

        2. To ratify the appointment of Moss Adams LLP as the Company's independent certified public accountants for the fiscal year ended August 31, 1998.

        3. To transact such other business as may properly be brought before the meeting or any adjournments thereof.

        November 14, 1997 is the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

        ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

        WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO FILL IN THE ENCLOSED PROXY AND TO SIGN AND FORWARD IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. ANY SHAREHOLDER WHO SIGNS AND SENDS IN A PROXY MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE, BY WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE IT IS VOTED, OR BY ATTENDANCE AT THE MEETING AND VOTING IN PERSON.

        YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF STOCK THAT YOU HOLD. YOUR COOPERATION IN PROMPTLY RETURNING YOUR PROXY WILL HELP LIMIT EXPENSES INCIDENT TO PROXY SOLICITATION.




                                            By Order of the Board of Directors



November 18, 1997                           Steven P. Wyandt, President

                                  NITCHES, INC.
                              10280 Camino Santa Fe
                           San Diego, California 92121

                              --------------------
                                 PROXY STATEMENT
                              --------------------


        This proxy statement is solicited by and is forwarded in connection with solicitation of proxies by the Board of Directors of Nitches, Inc. for the annual meeting of shareholders to be held on Wednesday, December 17, 1997. Only shareholders of record at the close of business on November 14, 1997 are entitled to notice of, and to vote at, the meeting. Proxies and proxy statements were first given to shareholders on approximately November 18, 1997. The number of outstanding Common Shares entitled to be voted at the meeting is 1,171,615.

        The expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies will be paid by the Company. Approximately three employees of the Company may solicit proxies by telegraph, telephone and personal interviews.

        The Company's Annual Report on Form 10-K for the year ended August 31, 1997 is being sent, simultaneously herewith, to each shareholder of record. The Annual Report on Form 10-K is not incorporated in this Proxy Statement and is not to be considered a part of the proxy soliciting material.

        The Company's management knows of no matter to be brought before the meeting other than those matters mentioned herein. If, however, any other matters properly come before the meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

                            PROPOSALS OF SHAREHOLDERS

        For proposals of shareholders to be included at the 1998 annual meeting of shareholders, anticipated to be held in December 1998, such proposals must be received by the Company not later than July 21, 1998. The acceptance of such proposals is subject to Securities and Exchange Commission guidelines.

                                     VOTING

        Each shareholder of record is entitled to one vote for each share held on all matters to come before the meeting, except that shareholders may have cumulative voting rights with respect to the election of Directors. All proxies which are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on. An abstention from voting or a broker non-vote is not counted in the voting process under California law. The proxy process does not permit shareholders to cumulate votes. No shareholder can cumulate votes unless the candidate or candidates' names for which such votes are to be cast have been placed in nomination prior to voting and a shareholder has given notice of the shareholder's intention to cumulate the shareholder's votes at the meeting and prior to the voting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Management does not, at this time, intend to give notice of cumulative voting or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given in proper format at the meeting, in which instance management intends to cumulatively vote all of the proxies held by it in favor of the nominees for office as set forth herein.

In the event cumulative voting shall be utilized, each shareholder may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares voted, to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder wishes. The candidates receiving the highest number of votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected. Only shareholders of record at the close of business on November 14, 1997 are entitled to notice of, and to vote at, the meeting. Shareholders may revoke any proxy before it is voted by attendance at the meeting and voting in person, by executing a new proxy with a later date, or by giving written notice of revocation to the Secretary of the Company.

        The shares represented by proxies which are returned properly signed will be voted in accordance with the shareholders' directions. If the proxy card is signed and returned without direction as to how they are to be voted, the shares will be voted as recommended by the Board of Directors.

                  ELECTION OF THE DIRECTORS OF THE COMPANY AND
                 INFORMATION CONCERNING DIRECTORS AND EXECUTIVE
                             OFFICERS OF THE COMPANY

        The Directors of the Company are elected annually and hold office until the next annual meeting of shareholders and until their successors shall have been elected and shall have qualified. In the event any nominee is unable to or declines to serve as Director at the time of the annual meeting, the proxy will be voted for a substitute selected by the Board of Directors. Management has no reason to believe, at this time, that the persons named will be unable, or will decline, to serve if elected.

        During fiscal year 1997 the Board held 5 meetings. The Company has standing Audit, Compensation and Investment Committees. The Company does not have a Nominating Committee. The Audit Committee, which oversees the financial affairs of the Company and meets with the independent auditors, consists of Mr. Henderson and Mr. Price. The Audit Committee met one time during fiscal 1997. The Compensation Committee, which sets executive compensation and bonuses and authorizes the issuance of stock options, consists of Mr. Henderson and Mr. Hoese. The Compensation Committee did not meet during fiscal 1997. The Investment Committee, which evaluates investment alternatives for the Company, consists of Mr. Waney, Mr. Henderson and Mr. Wyandt and met once during fiscal 1997. During fiscal 1997, all directors attended at least 75% of the meetings of the Board and the Board Committee of which they were members.

        All directors who are not also employees of the Company receive $12,000 annually, plus $1,000 for attendance at each Board of Directors and Committee meeting and reimbursement of reasonable expenses. The $1,000 fee is not paid for attendance at a Committee meeting that is held on the same day the Board of Directors meets.

        Directors and executive officers are elected annually. The following table sets forth certain information with respect to the Directors, all of whom are also nominees, and executive officers of the Company.

        The Board recommends that the shareholders vote "FOR" all five nominees listed below.

DIRECTORS AND EXECUTIVE OFFICERS

                NAME                          AGE             POSITION
                ----                          ---             --------
           Arjun C. Waney                     57              Chairman of the Board of Directors
           Steven P. Wyandt                   53              Director, President, Chief Financial
                                                              Officer and Secretary
           Luther A. Henderson                77              Director
           William L. Hoese                   60              Director
           Eugene B. Price II                 55              Director

           Mr. Waney has been a director of the Company since 1973. From 1973 until October 1987, when he was elected Chairman of the Company's Board of Directors, Mr. Waney was the President of the Company. From October, 1991 to November, 1993, Mr. Waney was also a director of Body Drama, Inc., which, at the time, was a publicly held majority-owned subsidiary of the Company.

        Mr. Wyandt was elected as a director in 1989. He has been President of the Company since 1987. Mr. Wyandt is also a director and Chairman of Body Drama, Inc., a wholly-owned subsidiary of the Company.

           Mr. Henderson has been a director of the Company since 1981. Since prior to 1980, he has been President of Pirvest, Inc., which is engaged in private investing. Since 1990, he has been Chairman of Medical Ventures, Inc., which owns and operates medical resonance imaging equipment centers. He is also a director of Ridgewood Properties, Inc., which owns and operates mobile home parks, and The Leather Factory which sells leather furniture.

           Mr. Hoese has been a director since 1995. Since November 1994, he has been Senior Vice President and General Counsel of American Tool Companies, Inc., a privately-held manufacturer of hand tools and power tool accessories. For 28 years prior to 1994, Mr. Hoese was a partner with Luce, Forward, Hamilton & Scripps LLP, counsel to the Company.

           Mr. Price has been a director of the Company since 1973. From 1973 until he retired in May 1987, Mr. Price was a Vice President of the Company with primary responsibilities in sales and administration. He is currently President of Trinidad Tees, an importer of cotton clothing.

                            COMPENSATION AND BENEFITS

           The compensation and benefits program of the Company is designed to attract, retain and motivate employees to operate and manage the Company for the best interests of its constituents.

           Executive compensation is designed to provide incentives for those senior members of management who bear responsibility for the Company's goals and achievements. The compensation philosophy is based on a base salary, with opportunity for significant bonuses to reward outstanding performance, and a stock option program.

EXECUTIVE OFFICER COMPENSATION

           The following tables and notes show the compensation provided to the Chief Executive Officer and the other most highly compensated executive officers, who served as such at the end of fiscal 1997 and whose annual compensation exceeds $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                                                      All Other
                                   ANNUAL COMPENSATION               Long Term Compensation             Comp.
                             -----------------------------    -----------------------------------    ---------
                                                                       Awards             Payouts
                                                              -------------------------   -------
                                                                            SECURITIES
                                                    OTHER      RESTRICTED   UNDERLYING
                                                    ANNUAL       STOCK       OPTIONS/       LTIP
NAME/TITLE                    SALARY     BONUS     COMP.(2)      AWARDS        SARS       PAYOUTS
YEAR                           $(1)        $           $           $           #(3)          $
------------------------      ------    ------     -------     ---------     -------      -------

Arjun C. Waney
    Chairman                    97,000     --           --           --           --          --        --
       1997                    143,333     --           --           --       17,000          --        --
       1996                    250,000     --           --           --           --          --        --
       1995

Steven P. Wyandt
    Chief Executive Officer
    and President
       1997                    147,905     --                        --           --          --        --
       1996                    193,500     --           --           --       55,000          --        --
       1995                    168,173     --        1,500           --           --          --        --


-----------

(1) Includes the Company's allocation of profit sharing to the Retirement Savings Plan during the year.
(2) Consists entirely of the Company's matching contributions to the Employee Stock Purchase Plan during the year.
(3)  Consists of options granted under the Company's Executive Option Plan.


               AGGREGATED OPTION SAR/EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUE


                                                                                  VALUE OF UNEXERCISED
                                                       Number of Securities          "IN THE MONEY"
                                                      Underlying Unexercised     OPTIONS/SARS AT FISCAL
                          Shares                      Options/SARs at Fiscal           YEAR-END(2)
                         Acquired        Value              Year-End(1)                    $
                        on Exercise     Realized    -------------------------  -------------------------
Name                         #             $        Exercisable/Unexercisable  EXERCISABLE/UNEXERCISABLE
-------------------     -----------    ----------    -----------------------    ------------------------
Arjun C. Waney              --             --                17,000/0                  $44,625/0

                                                                                    $200,379/13,125
Steven P. Wyandt            --             --              76,335/5,000

----------------

(1) All options granted at 100% of fair market value. Optionees may satisfy the exercise price by submitting currently owned shares, in-the-money options and/or cash.
(2) Calculated based upon the August 31, 1997 fair market value share price of $6.875 less the share price to be paid upon exercise.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee is responsible for setting base compensation, awarding bonuses and setting the number and terms of options for the executive officers. None of the current Committee members are employees of the Company.

        Compensation Committee Interlocks and Insider Participation. The Committee currently consists of Luther A. Henderson and William L. Hoese. Mr. Henderson was Chairman of the Company from 1981 until 1987, but did not receive a salary for such service. Mr. Hoese has never been an officer or employee of the Company. Arjun C. Waney served on the Committee until August 24, 1996. Mr. Waney has been the Chairman of the Company since 1987. He also served as President of the Company from 1973 to 1987.

        Discussion. The Company's compensation structure is designed with the fundamental philosophy of providing executives with an interest in both the Company's short and long term profitability. The Company's executive officer compensation program consists of a base salary component, a component providing the potential for an annual bonus based on overall Company performance, and a component providing the opportunity to earn stock options based on overall Company performance or individual performance that focus executive officers on building shareholder value through meeting longer-term financial and strategic goals.

        The Committee establishes base salaries for executive officers at a modest level which it believes are sufficient to attract and retain such executives. In May, 1995, the Company entered into Employment Agreements with its key executive officers which provide for a formula bonus based exclusively upon achieving specified levels of pretax income. The Employment Agreements are discussed in more detail below. The Company's stock option awards are designed to compliment the annual incentive program, by providing an interest in long-term profitability. In past years, option grants have been most frequently awarded at the inception of employment as an inducement to attract key employees.

        In fiscal 1997, the Company did not achieve pretax income in amounts that would trigger bonus compensation to executive officers under the terms of the Employment Agreements. Similarly, no options were granted in fiscal 1997.

        Compensation Committee.  Luther A. Henderson, William L. Hoese.

Employment Agreements

        The Company has entered into Employment Agreements with Mr. Arjun C. Waney and Mr. Steven P. Wyandt, effective as of May 9, 1995. The Agreements for each are substantially similar in form. Pursuant to the Agreements, Mr. Waney will serve as Chairman of the Company and Mr. Wyandt will serve as President of the Company. The Agreements provide for a base annual salary of $250,000 and $180,000, respectively for each of Messrs. Waney and Wyandt, or a higher amount as the Board of Directors may determine. However, in light of the Company's recent restructuring and downsizing, Mr. Waney took a voluntary base salary cut to $97,000 in Fiscal 1997. and Mr. Wyandt received base salary compensation of $138,141 in Fiscal 1997.

        In addition to base salary, each executive officer is entitled to a bonus under certain conditions. Effective August, 1996, the Employment Agreements were amended to provide that for fiscal year 1996, each will be paid a bonus in an amount not less than 7.82% of the excess of the pretax book income of the Company (exclusive of the bonus) over $750,382. The same formula applies for the bonuses for fiscal years ending 1997 and 1998, however, $895,618 is substituted for $750,382.

        The Agreements expire on August 31, 1998. In the event that the Company liquidates after Fiscal 1996, the executives will receive an additional one year salary. In the event the executives are terminated without cause, the executives will receive the salary remaining through the end of the term of the Employment Agreement, a pro rata portion of his bonus and continuation of certain employee benefits.

                                PERFORMANCE GRAPH

        The following graph compares the performance of the Company for the five-year period ending August 31, 1997 with the performance of the NASDAQ market index and the average performance of companies consisting of the Dow Jones Clothing and Fabrics group, which for this year numbered 105 companies, which group is published by Media General Financial Services. The index reflects reinvested dividends and is weighted by the sum of the closing price times the shares outstanding divided by the total shares outstanding for the group.


                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                   OF COMPANY, INDUSTRY INDEX AND BROAD MARKET



COMPANY                                         FISCAL YEAR ENDING
------------------           --------------------------------------------------------
                              1993         1994         1995        1996        1997
                             ------       ------       ------      ------      ------
Nitches, Inc.                 68.77        37.55        61.02       85.66       73.15

Industry Index                97.00        95.95        99.02      111.17      124.51

Broad Market                 130.18       142.24       169.25      190.05      263.05












                      ASSUMES $100 INVESTED ON SEP. 1, 1992
                          ASSUMES DIVIDENDS REINVESTED
                        FISCAL YEAR ENDING AUG. 31, 1997

                             PRINCIPAL SHAREHOLDERS

        The following table sets forth, as of October 31, 1997, certain information with respect to the beneficial ownership of Common Stock by (a) each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, (b) each of the Company's directors and (c) all directors and officers as a group. Except as noted below, to the best of the Company's knowledge, each of such persons has sole voting and investment power with respect to the shares beneficially owned.


       NAME AND ADDRESS OF
       BENEFICIAL OWNER                        SHARES                 PERCENT OF CLASS
       -------------------                     ------                 ----------------
       Arjun C. Waney(1)                       249,723                       21.0%
       10280 Camino Santa Fe
       San Diego, CA 92121

       Grace & White, Inc.(2)                  122,002                       10.4%
       515 Madison Avenue, Suite 1700
       New York, NY  10022

       Luther A. Henderson(3)                  117,986                        9.9%
       5608 Malvey Ave., #104A
       Ft. Worth, TX 76107

       Steven P. Wyandt(4)                      76,335                        6.1%
       10280 Camino Santa Fe
       San Diego, CA 92121

       Dimensional Fund Advisors, Inc.(5)       59,918                        5.1%
       1299 Ocean Avenue, Suite 650
       Santa Monica, CA 90401

       Eugene B. Price II(6)                    41,782                        3.5%
       10280 Camino Santa Fe
       San Diego, CA 92121

       William L. Hoese(6)                      21,000                        1.8%
       2800 West Higgins Road, Suite 805
       Hoffman Estates, IL 60195

       All directors and current               506,826                       38.3%
       officers as a group (5 persons)(7)

---------------------

(1) Includes 3,648 shares held in a trust for the benefit of Mr. Waney's daughter and 17,000 shares which are issuable upon the exercise of outstanding stock options.

(2) Based upon filings with the NASDAQ at June 30, 1997. Those filings indicate that Grace & White, Inc. does not have voting authority over any of the shares held in its name.

(3) 97,986 of the shares attributed to Mr. Henderson are held in the name of Pirvest, Inc., a corporation in which Mr. Henderson owns 100% of the outstanding common stock. Also includes 20,000 shares issuable upon the exercise of outstanding stock options.

                    [Footnotes continued on following page]

(4) Includes 76,335 shares issuable upon the exercise of outstanding stock options.

(5) The Company has been advised by a filing made with the Securities and Exchange Commission by Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, that it is deemed to have beneficial ownership of 59,918 shares of the Company's common stock as of June 30, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, the DFA Investment Trust Company, a registered open-end investment company of the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional has advised the Company that it disclaims beneficial ownership of all such shares.

(6) Includes 20,000 shares which are issuable upon the exercise of outstanding stock options.

(7) This number includes 153,335 shares as to which certain officers have the right to acquire beneficial ownership by exercising options which were granted pursuant to the Plans.


                              CERTAIN TRANSACTIONS

        The Company leases a 30,000 square foot warehouse and administrative office building, a building owned by Kuma Sport, Inc., a California corporation. Arjun C. Waney, Chairman of the Company is a 40% shareholder of Kuma Sport, Inc. Mr. Waney has also guaranteed payments on a SBA loan which encumbers the Kuma Sport, Inc. warehouse. The Company leases the facilities on a month-to-month basis at a rent of $15,000 per month, which it believes is consistent with the fair market rental value of the facility.

        Certain employees of Kuma Sport, Inc. also perform warehouse and related services for the Company at the facilities. The Company reimburses Kuma Sport, Inc. for such services at rates which the Company believes are consistent with rates that are generally available from third party providers in the industry.

                      RATIFICATION OF SELECTION OF AUDITORS

        Based upon the recommendation of the Audit Committee, the Board of Directors has authorized the firm of Moss Adams LLP, independent certified public accountants, to serve as independent auditors for the fiscal year ended August 31, 1998.

        The Board of Directors recommends that shareholders vote "FOR" this proposal.

                                   OTHER ITEMS


        THE COMPANY, ON WRITTEN REQUEST OF ANY PERSON BEING SOLICITED BY THIS PROXY STATEMENT, SHALL PROVIDE, WITHOUT CHARGE TO SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO), REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, FOR THE COMPANY'S MOST RECENT FISCAL YEAR. WRITTEN REQUESTS SHOULD BE DIRECTED TO:



                                  NITCHES, INC.
                              10280 CAMINO SANTA FE
                           SAN DIEGO, CALIFORNIA 92121
                           ATTENTION: STEVEN P. WYANDT



                                            By Order of the Board of Directors



                                            ------------------------------------
                                            Steven P. Wyandt, President

San Diego, California
November 18, 1997

                                 NITCHES, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          WEDNESDAY, DECEMBER 17, 1997

    The undersigned hereby appoints Steven P. Wyandt his and/or her proxy with full power of substitution, to vote all of the stock of Nitches, Inc. the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Nitches, Inc. to be held at 4:30 p.m. Pacific Standard Time, on Wednesday, December 17, 1997 or at any adjournment thereof, at 10280 Camino Santa Fe, San Diego, California.

    The undersigned instructs that the shares of the undersigned be voted as follows:

 1.  Election of            [ ]  FOR all nominees listed below             [ ]  WITHHOLD AUTHORITY to vote
  Directors.                   (except as marked to the contrary              for all nominees listed below.
                            below).

Arjun C. Waney, Steven P. Wyandt, Luther A. Henderson, William L. Hoese, Eugene
                                  B. Price II

   (Instructions: To withhold authority for an individual nominee, write the nominee's name in the space provided below.)

--------------------------------------------------------------------------------

 2. Ratification of the Selection of Moss Adams LLP as Auditors for Fiscal Year 1998.

                     [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. The undersigned confers upon the proxy discretion to act upon all other matters that may properly be brought before the annual meeting or any adjournment thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN, BUT IF NO CONTRARY DIRECTION IS MADE IT WILL BE VOTED FOR PROPOSALS 1 AND 2.

                     (Please sign and date on reverse side)

                          (Continued from other side)

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated November 18, 1997.

                                             Dated:

                                           ----------------------------------- ,
                                             1997

                                             -----------------------------------
                                                  SIGNATURE OF SHAREHOLDER

                                             -----------------------------------
                                                  SIGNATURE OF SHAREHOLDER

                                             NOTE: Please sign, date and return
                                             in the enclosed business reply
                                             envelope. Signatures must
                                             correspond with the name(s) shown
                                             on the attached label. Each joint
                                             owner should sign; executors,
                                             administrators, trustees, and other
                                             persons signing in representative
                                             capacity should give full titles.